Exhibit 10.4

OMNIBUS AMENDMENT TO EXIT FEE AGREEMENTS

THIS OMNIBUS AMENDMENT TO EXIT FEE AGREEMENTS (this “Amendment”), dated as of May 18,  2023 (the “Sixth Amendment Effective Date”), is made by and among Alimera Sciences, Inc., a Delaware corporation (the “Borrower”), SLR Investment Corp. (formerly known as Solar Capital Ltd.) (“Solar”), in its capacity as collateral agent (together with its successors and assigns, in such capacity, “Collateral Agent”) and the Lenders listed on the signature pages hereto or otherwise a party to the Loan Agreement (as defined below) from time to time including Solar in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”).

The Borrower, the Lenders and Collateral Agent are parties to a Loan and Security Agreement dated as of December 31, 2019 (as amended by the First Amendment to Loan and Security Agreement, dated as of May 1, 2020, by that certain Second Amendment to Loan and Security Agreement dated as of March 30, 2021, by that certain Third Amendment to Loan and Security Agreement dated as of February 22, 2022, by that certain Fourth Amendment to Loan and Security Agreement dated as of December 7, 2022, by that certain Fifth Amendment to Loan and Security Agreement dated as of March 24, 2023, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Agreement”; and the Existing Agreement, as amended by the Sixth Amendment to Loan and Security Agreement dated as of the date hereof (the “Sixth Amendment”) and as further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).  In connection with the Existing Agreement, the Borrower and Collateral Agent entered into that certain Exit Fee Letter dated as of December 31, 2019  (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time prior to the date hereof, the “Existing EFA 2”, and as amended hereby, the “EFA 2”), and that certain Fifth Amendment Exit Fee Letter dated as of March 24, 2023 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time prior to the date hereof, “Existing EFA 3” and as amended hereby, the “EFA 3”).

The Borrower entered into that certain Exit Fee Agreement, by and among Solar, Borrower, and the Prior Lenders (as defined below), dated as of January 5, 2018 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time prior to the date hereof, the “Existing EFA 1”, and as amended hereby, the “EFA 1”, and the Existing EFA 1 together with Existing EFA 2 and Existing EFA 3, collectively, the “Existing EFAs”, and EFA 1, EFA 2, and EFA 3, collectively, the “EFAs”), in connection with that certain Loan and Security Agreement, dated as of January 5, 2018 (as amended, amended and restated, supplemented or otherwise modified from time to time prior to December 31, 2019, the “Prior Loan Agreement”) by and among Agent, the lenders party thereto from time to time prior to December 31, 2019, including Solar in its capacity as a lender (each a “Prior Lender” and collectively, the “Prior Lenders”), and the Borrower.  As a condition precedent to the Prior Lenders’ entry into the Prior Loan Agreement, the Prior Lenders required that the Borrower agree to pay to the Prior Lenders a fee upon the occurrence of certain events, as described in the Existing EFA 1.

Borrower has requested that the Lenders agree to certain amendments to each of the Existing EFAs.  The Lenders and the Prior Lenders have agreed to such request, subject to the terms and conditions hereof.

Accordingly, the parties hereto agree as follows:

SECTION 1 Definitions; Interpretation.

Terms Defined in Loan Agreement.  All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement or the Prior Loan Agreement, as applicable.

SECTION 2 Amendments to the Existing EFAs.

(a) The Existing EFA 1 shall be amended as follows effective as of the Sixth Amendment Effective Date:
(i) Section 1. Clauses (b) and (c) of Section 1 of the Existing EFA 1 is hereby amended and restated as follows effective as of the Sixth Amendment Effective Date:

(b) For purposes hereof, the “First Sales Milestone Event” shall mean the achievement of Borrower of the aggregate revenues calculated in accordance with GAAP from the sale in the ordinary course of business to third party customers of (x) fluocinolone acetonide intravitreal implants (marketed on the Effective Date as “Iluvien” and referred to herein as “Iluvien”), and (y) fluocinolone acetonide intravitreal implant (marketed as of the Sixth Amendment Effective Date as “YUTIQ®”), each measured on a trailing twelve (12) month basis during the term hereof, tested at the end of each month, equal to or greater than $80,000,000.

(c) For purposes hereof, the “Second Sales Milestone Event” shall mean the achievement of Borrower of the aggregate revenues calculated in accordance with GAAP from the sale in the ordinary course of business to third party customers of (x) Iluvien and (y) YUTIQ, each measured on a trailing twelve (12) month basis, tested at the end of each month, equal to or greater than $100,000,000 (inclusive of any revenues calculated for the First Sales Milestone Event).

(i) Section 2. Section 2 of the Existing EFA 1 is hereby amended and restated as follows effective as of the Sixth Amendment Effective Date:

2. Reporting.  Borrower. agrees to provide the Lenders (a) written notice of each Trigger Event as soon as practicable following the occurrence of such Trigger Event, but in any event not more than (i) three Business Days after any Exit Event and (ii) thirty (30) days after any Sales Milestone Event; (b) on and after the termination of the Loan Agreement, as soon as available, but no later than forty-five (45) days after the last day of each fiscal quarter, a company prepared consolidated and, if prepared by Borrower, consolidating balance sheet, income statement and cash flow statement covering the consolidated operations of Borrower and its consolidated Subsidiaries for such quarter, certified by a Responsible Officer and in a form reasonably acceptable to Agent; and (c) if reasonably requested in writing by Agent in light of Borrower’s financial statements provided to the Lenders as required under clause (b), a statement reflecting Borrower’s revenues calculated in accordance with GAAP from the sale in the ordinary course of business to third party customers of (x) Iluvien and (y) YUTIQ, each measured on a trailing twelve (12) month basis during the term hereof, tested at the end of the preceding month, with such statement to be provided within thirty (30) days after such request.

The Existing EFA 2 shall be amended as follows effective as of the Sixth Amendment Effective Date:

Section 1.  Clauses (b) and (c) of Section 1 of the Existing EFA 2 is hereby amended and restated as follows effective as of the Sixth Amendment Effective Date:

(a) For purposes hereof, the “First Sales Milestone Event” shall mean the achievement of Borrower of the aggregate revenues calculated in accordance with GAAP from the sale in the ordinary course of business to third party customers of (x) fluocinolone acetonide intravitreal implants (marketed on the Effective Date as “ILUVIEN” and referred to herein as “ILUVIEN”), and (y) fluocinolone acetonide intravitreal implant (marketed as of the Sixth Amendment Effective Date as “YUTIQ®”) measured on a trailing twelve (12) month basis during the term hereof, tested at the end of each month, equal to or greater than $75,000,000.

For purposes hereof, the “Second Sales Milestone Event” shall mean the achievement of Borrower of the aggregate revenues calculated in accordance with GAAP from the sale in the ordinary course of business to third party customers of (x) ILUVIEN, and (y) YUTIQ, each measured on a trailing twelve (12) month basis, tested at the end of each month, equal to or greater than $95,000,000 (inclusive of any revenues calculated for the First Sales Milestone Event).

Section 2.  Section 2 of the Existing EFA 2 is hereby amended and restated as follows effective as of the Sixth Amendment Effective Date:

2. Reporting.  Borrower agrees to provide the Lenders (a) written notice of each Trigger Event as soon as practicable following the occurrence of such Trigger Event, but in any event not more than (i) three Business Days after any Exit Event and (ii) thirty (30) days after any Sales Milestone Event; (b) on and after the termination of the Loan Agreement, as soon as available, but no later than forty-five (45) days after the last day of each fiscal quarter, a company prepared consolidated and, if prepared by Borrower, consolidating balance sheet, income statement and cash flow statement covering the consolidated operations of Borrower and its consolidated Subsidiaries for such quarter, certified by a Responsible Officer and in a form reasonably acceptable to Agent; and (c) if reasonably requested in writing by Agent in light of Borrower’s financial statements provided to the Lenders as required under clause (b), a statement reflecting Borrower’s aggregate revenues calculated in accordance with GAAP from the sale in the ordinary course of business to third party customers of (x) ILUVIEN and (y) YUTIQ, each measured on a trailing twelve (12) month basis during the term hereof, tested at the end of the preceding month, with such statement to be provided within thirty (30) days after such request.

(a) The Existing EFA 3 shall be amended as follows effective as of the Sixth Amendment Effective Date:

Section 1.  Clause (b) of Section 1 of the Existing EFA 3 is hereby amended and restated as follows effective as of the Sixth Amendment Effective Date:

(a) For purposes hereof, the “Sales Milestone Event” shall mean the achievement of Borrower of the aggregate revenues calculated in accordance with GAAP from the sale in the ordinary course of business to third party customers of (x) fluocinolone acetonide intravitreal implants (marketed on the Effective Date as “ILUVIEN” and referred to herein as “ILUVIEN”), and (y) fluocinolone acetonide intravitreal implant (marketed as of the Sixth Amendment Effective Date as “YUTIQ®”), each measured on a trailing twelve (12) month basis during the term hereof, tested at the end of each month, equal to or greater than $82,500,000.

(i) Section 2. Section 2 of the Existing EFA 3 is hereby amended and restated as follows effective as of the Sixth Amendment Effective Date:

2. Reporting.  Borrower agrees to provide the Lenders (a) written notice of each Trigger Event as soon as practicable following the occurrence of such Trigger Event, but in any event not more than (i) three Business Days after any Exit Event and (ii) thirty (30) days after any Sales Milestone Event; (b) on and after the termination of the Loan Agreement, as soon as available, but no later than forty-five (45) days after the last day of each fiscal quarter, a company prepared consolidated and, if prepared by Borrower, consolidating balance sheet, income statement and cash flow statement covering the consolidated operations of Borrower and its consolidated Subsidiaries for such quarter, certified by a Responsible Officer and in a form reasonably acceptable to Agent; and (c) if reasonably requested in writing by Agent in light of Borrower’s financial statements provided to the Lenders as required under clause (b), a statement reflecting Borrower’s revenues calculated in accordance with GAAP from the sale in the ordinary course of business to third party customers of (x) ILUVIEN and (y) YUTIQ, each measured on a trailing twelve (12) month basis during the term hereof, tested at the end of the preceding month, with such statement to be provided within thirty (30) days after such request.

SECTION 3 Conditions of Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

Fees and Expenses.  The Borrower shall have paid all fees, costs and expenses, if any, due and payable as of the Sixth Amendment Effective Date under the Loan Agreement.

This Amendment, Sixth Amendment to Loan Agreement.  Collateral Agent shall have received this Amendment, executed by Collateral Agent, the Lenders and the Borrower and a duly executed Sixth Amendment to the Loan Agreement in form and substance satisfactory to Collateral Agent.

Representations and Warranties; No Default.  On the Sixth Amendment Effective Date, after giving effect to the amendments to the Existing EFAs contemplated hereby:

The representations and warranties contained in Section 4 shall be true and correct in all material respects on and as of the Sixth Amendment Effective Date as though made on and as of such date; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; and

There exist no Events of Default or events that with the passage of time would reasonably be expected to result in an Event of Default.

SECTION 4 Representations and Warranties.  To induce the Lenders to enter into this Amendment, the Borrower hereby confirms, as of the date hereof, (a) that the representations and warranties made by it in Section 5 of the Loan Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (b) that there has not been and there does not exist a Material Adverse Change; and (c) that the information included in the Perfection Certificate delivered to Collateral Agent on the Effective Date (as supplemented on or prior to the Sixth Amendment Effective Date) remains true and correct.

SECTION 5 Miscellaneous.

Loan Documents Otherwise Not Affected; Reaffirmation; No Novation.  Except as expressly amended pursuant hereto or referenced herein, the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects.  The Lenders’ and Collateral Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.  The Borrower hereby reaffirms the grant of security under Section 4.1 of the Loan Agreement and hereby reaffirms that such grant of security in the Collateral secures all Obligations under the Loan Agreement, including without limitation any Term Loans funded on or after the Sixth Amendment Effective Date, as of the date hereof.

Conditions.  For purposes of determining compliance with the conditions specified in Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Collateral Agent shall have received notice from such Lender prior to the Sixth Amendment Effective Date specifying its objection thereto.

Release.  In consideration of the agreements of Collateral Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Collateral Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Collateral Agent, Lenders and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.  Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.  Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

No Reliance.  The Borrower hereby acknowledges and confirms to Collateral Agent,  the Lenders, the Prior Agent, and the Prior Lenders, that the Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

[Reserved].

Binding Effect.  This Amendment binds and is for the benefit of the successors and permitted assigns of each party.

Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES that would result in the application of any laws other than the laws OF the State of New York), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL.

Complete Agreement; Amendments; EFAs.  This Amendment, the Prior Loan Agreement, and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter.  All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.  For the avoidance of doubt and notwithstanding anything to the contrary in this Amendment, Borrower (a) reaffirms its obligations under each of the Existing EFAs, including without limitation its obligation to pay the Exit Fee (as defined in each of the Existing EFAs and as amended hereby) if and when due thereunder, and (b) agrees that the defined term “Loan Agreement” as defined in the EFA 2 and EFA 3 shall on and after the Sixth Amendment Effective Date mean the Loan Agreement as amended by this Amendment and as may be amended, restated or modified from time to time on or after the Sixth Amendment Effective Date.

Severability of Provisions.  Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.

Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

Loan Documents. This Amendment and the documents related thereto shall constitute Loan Documents.

Electronic Execution of Certain Other Documents.  The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Collateral Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Balance of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:

ALIMERA SCIENCES, INC.,
as Borrower

By: /s/ Rick Eiswirth

Name: Rick Eiswirth

Title: President and Chief Executive Officer___________________________________________________________________________________

[Signature Page to Omnibus Amendment to Exit Fee Agreement (Solar/Alimera)]

COLLATERAL AGENT:

SLR INVESTMENT CORP.,
as Collateral Agent and a Lender

By:     /s/ Anthony Storino

Name:  Anthony Storino

Title:    Authorized Signatory

[Signature Page to Omnibus Amendment to Exit Fee Agreement (Solar/Alimera)]

LENDERS AND PRIOR LENDERS:

SUNS SPV LLC

By: /s/ Anthony Storino
Name:  Anthony Storino
Title:  Authorized Signatory

SCP PRIVATE CREDIT INCOME FUND SPV LLC

By: /s/ Anthony Storino
Name:  Anthony Storino
Title:  Authorized Signatory

SCP PRIVATE CREDIT INCOME FUND L.P.

By: /s/ Anthony Storino
Name:  Anthony Storino
Title:  Authorized Signatory

SCP PRIVATE CREDIT INCOME FUND BDC SPV LLC

By: /s/ Anthony Storino
Name:  Anthony Storino
Title:  Authorized Signatory

SCP PRIVATE CREDIT INCOME BDC LLC

By: /s/ Anthony Storino
Name:  Anthony Storino
Title:  Authorized Signatory

SCP PRIVATE CORPORATE LENDING FUND SPV LLC

By: /s/ Anthony Storino
Name:  Anthony Storino
Title:  Authorized Signatory

SCP PRIVATE CORPORATE LENDING FUND L.P.

By: /s/ Anthony Storino
Name:  Anthony Storino
Title:  Authorized Signatory

[Signature Page to Omnibus Amendment to Exit Fee Agreement (Solar/Alimera)]

SCP CAYMAN DEBT MASTER FUND SPV LLC

By: /s/ Anthony Storino
Name:  Anthony Storino
Title:  Authorized Signatory

SCP SF DEBT FUND LP

By: /s/ Anthony Storino
Name:  Anthony Storino
Title:  Authorized Signatory

SCP CAYMAN DEBT MASTER FUND L.P.

By: /s/ Anthony Storino
Name:  Anthony Storino
Title:  Authorized Signatory

SLR CP SF DEBT FUND SPV LLC

By: /s/ Anthony Storino
Name:  Anthony Storino
Title:  Authorized Signatory

[Signature Page to Omnibus Amendment to Exit Fee Agreement (Solar/Alimera)]